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                                                                    Exhibit 10.2


                           AMENDMENT NUMBER 2 TO THE
                                 FORCENERGY INC
                           1995 STOCK INCENTIVE PLAN


         WHEREAS, Forcenergy Inc (the "Company") has adopted the Forcenergy Inc 1995 Stock Incentive Plan (the "Plan"); and

         WHEREAS, Paragraph XIII of the Plan permits the Board of Directors of the Company to amend the Plan; and

         WHEREAS, The Board of Directors of the Company now desires to amend the Plan in certain respects;

         NOW THEREFORE, the Plan is hereby amended as follows:

         1. Paragraph V(a) is hereby amended by deleting the number "4,000,000" and by inserting the number "6,000,000" in its stead.

         2. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Amendment to be executed by a duly authorized officer of the Company on the 14th day of May, 1998


                                             FORCENERGY INC


                                             By: /s/ Thomas F. Getten
                                                --------------------------------
                                                     Thomas F. Getten
                                                     Vice President